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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): November 8, 1999


                             BUSINESS RESOURCE GROUP
             (Exact name of Registrant as specified in its charter)

                                     0-26208
                            (Commission File Number)

          CALIFORNIA                                             77-0150337
(State or other jurisdiction of                               (I.R.S. Employer
      Identification No.)                                       incorporation)


                       2150 North First Street, Suite 101
                               San Jose, CA 95131
             (Address of principal executive offices, with zip code)

                                  408-325-3200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition of Assets

On November 8, 1999, Business Resource Group, a California corporation (the "Company"), acquired all of the capital stock of Baquet-Pastirjak, Inc., a California corporation primarily engaged in the contract furniture business ("BPI"), pursuant to a Stock Purchase Agreement dated November 8, 1999, among the Company, BPI and William H. Baquet, Jr. and Robert G. Pastirjak (collectively, the "Selling Shareholders"). The consideration paid in the acquisition consisted of:
(i) $2,071,000 in cash, (ii) 50,000 shares of common stock of the Company at a fair value of $3.50 per share and (iii) an earn out of up to the aggregate amount of $2,600,000 to be paid over four years based upon annual net income of BPI (collectively, the "Purchase Price"). The Purchase Price was determined by arms'-length negotiations among the parties. The cash paid to the Selling Shareholders in the acquisition was obtained from a draw down on the Company's $15,000,000 line of credit with Comerica Bank under the Company's Agreement with Comerica Bank dated March 25, 1999.

The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to Exhibit 2.1.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

        (a)     Financial Statements of Business Acquired

                None.

        (b)     Pro Forma Financial Information

                None.

        (c)     Exhibits

                2.1 Stock Purchase Agreement dated November 8, 1999, to be effective as of November 1, 1999, among Business
Resource Group, Baquet-Pastirjak, Inc. and William H.
Baquet, Jr. and Robert G. Pastirjak, including four separate Promissory Notes maturing December 15, 2000,
2001, 2002 and 2003, respectively*

                99.1    Press Release dated November 8, 1999

*Omitted schedules and exhibits to the Stock Purchase
Agreement will be furnished to the Commission upon request

EXHIBIT INDEX



Number  Exhibit

2.1 Stock Purchase Agreement dated November 8, 1999, to be effective as of November 1, 1999, among Business
Resource Group, Baquet-Pastirjak, Inc. and William H.
Baquet, Jr. and Robert G. Pastirjak, including four separate Promissory Notes maturing December 15, 2000,
2001, 2002 and 2003, respectively*

99.1    Press Release dated November 8, 1999

*Omitted schedules and exhibits to the Stock Purchase
Agreement will be furnished to the Commission upon request



SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                BUSINESS RESOURCE GROUP



                By: /s/ John M. Palmer
                        John M. Palmer,
                        Chief Financial Officer

Dated:  November 23, 1999